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                                                                      EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2002 of Stellent, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities indicated, certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/ Vernon J. Hanzlik
                                                --------------------------
                                                Vernon J. Hanzlik
                                                Chief Executive Officer
                                                August 14, 2002



                                                /s/ Gregg A. Waldon
                                                --------------------------
                                                Gregg A. Waldon
                                                Chief Financial Officer
                                                August 14, 2002